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}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                        ((((((g r a v i t y  s p i n                        }{
}{                         creative business solutions                        }{
}{   NUMBER                                                       SHARES      }{
}{   ------                                                       ------      }{
}{             INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA             }{
}{            AUTHORIZED 25,000,000 COMMON SHARES, $.001 PAR VALUE            }{
}{                                                                            }{
}{                                                         SEE REVERSE FOR    }{
}{                                                       CERTAIN DEFINITIONS  }{
}{  THIS CERTIFIES THAT                                   CUSIP 38911R 10 8   }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{  is the owner of                                                           }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                    FULLY PAID AND NON-ASSESSABLE COMMON                    }{
}{                  SHARES OF THE PAR VALUE OF $.001 EACH OF                  }{
}{                                                                            }{
}{                        Gravity Spin Holdings, Inc.                         }{
}{                                                                            }{
}{   transferable on the books of the Corporation in person or by attorney    }{
}{   upon surrender of this Certificate duly endorsed or assigned.  This      }{
}{   Certificate is not valid unless countersigned by the Transfer Agent.     }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{  WITNESS the facsimile seal of the Corporation and the facsimile signature }{
}{  of its duly authorized officer.                                           }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{ Dated:                 GRAVITY SPIN HOLDINGS, INC.                         }{
}{                                 CORPORATE                                  }{
}{                                  S E A L                                   }{
}{                                   NEVADA                                   }{
}{                                                                            }{
}{                                                                            }{
}{                                                       /s/ Bruce Turner     }{
}{                                                                            }{
}{                                                      DIRECTOR/SECRETARY    }{
}{                                                                            }{
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